Exhibit 99.1

Filed by Mainland Resources, Inc.
Pursuant to Rule 425 of the Securities Act of 1933, as amended and deemed filed pursuant to
Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: American Exploration Corporation
Commission File Number: 333-141060

Mainland Resources, Inc. 21 Waterway Avenue, Suite 300 The Woodlands, Texas 77380 info@mainlandresources.com
NEWS RELEASE ____________________________________________________________________________

MAINLAND RESOURCES, INC. ACQUIRES SECOND OIL AND GAS TARGET IN
WESTERN MISSISSIPPI

Houston, TX - Aug. 3, 2010 - Mainland Resources, Inc. (the "Company" or "Mainland") (OTCBB: MNLU, Frankfurt: 5MN) has acquired a second target prospect for exploration of oil and gas formations in Western Mississippi.

The Company has acquired a 100% working interest in approximately 1,260 net leasehold acres in Western Mississippi, within the same general geological region as the Buena Vista Project in Jefferson County, Mississippi.

Mainland is currently testing the Buena Vista Prospect with the drilling of its Burkley- Phillips No.1 well. The well was spudded on July 21, 2010 and has a projected drilling depth of 22,000 feet, which will test the Haynesville Shale and potentially shallower productive formations.

This new acreage acquired by Mainland is similar to the Buena Vista prospect, as the prospect was originally developed by a major oil company to drill a 20,000-foot plus well in the early 1980s. The deep test drilled was not successful in establishing production in the deep target zone. However, the driller encountered four to five shallower zones that did calculate to be potentially productive. These zones were not of interest in the early 1980s because the major oil and gas companies were looking for very large reserves at the time, and the market prices for fuels could not justify completing costs in these shallower zones.

According to data received by the Company, there is a gas zone at approximately 15,000 feet that had good porosity and mud log shows. There are three to four different Tuscaloosa oil zones between 13,000 feet and 14,000 feet that had good mud log shows and porosity. All the zones calculate to be potentially productive.

This interval includes the Tuscaloosa Marine Shale, an oil-bearing shale known to cover fourteen parishes and counties in Louisiana and Mississippi.

Mainland President, Mike Newport states, "This is another solid prospect for exploration by Mainland that's very similar to the Buena Vista. The 1260 net acres would support two gas wells at the depth of 15,000 feet. In the event the oil zones are productive, they could support as many as 15 to 16 locations on each of the four oil bearing zones."

About Mainland Resources, Inc.

Mainland Resources is a company engaged in the exploration and development of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of leases in emerging gas regions with the potential for discoveries including the Haynesville shale.

Symbol:    MNLU - OTCBB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N

Contact:   Investor Relations (USA)
                 Toll-Free North America +1-877-662-3668
                 Investor Relations (Europe)
                 Tel. +49-69-7593-8408

SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS. STATEMENTS IN THIS NEWS RELEASE WHICH ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS INCLUDED IN THIS NEWS RELEASE CONSIST OF STATEMENTS RELATING TO THE COMPANY'S EXPECTATION THAT DRILLING THE BURKLEY-PHILLIPS NO. 1 WELL TO A DEPTH OF 22,000 FEET SHOULD ALLOW THE COMPANY TO TEST AND COMPLETE IN AT LEAST 2500 FEET OF HAYNESVILLE SHALE, AND SHOULD ALSO ALLOW THE OPERATOR TO TEST SEVERAL SHALLOWER, POTENTIALLY PRODUCTIVE FORMATIONS, AS WELL AS THE STATEMENT INDICATING THAT THERE IS POTENTIAL FOR MORE THAN 220 NET DRILLING LOCATIONS, USING 80 ACRE SPACING PER WELL, COVERING THE 17,500 ACRES ON THE PROSPECT AREA CONTROLLED BY THE COMPANY AND ITS WORKING INTEREST PARTNERS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS PROPERTY EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ITS QUARTERLY REPORTS ON FORM 10-Q, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company and American Exploration Corporation intend to file certain materials with the United States Securities and Exchange Commission in connection with the proposed merger transaction between the parties announced on March 23, 2010, including the filing by the Company with the SEC of a Registration Statement on Form S-4, which will include a preliminary prospectus and related materials to register the securities of the Company to be issued in exchange for securities of American Exploration. The Registration Statement will incorporate a joint proxy statement/ prospectus that the Company and American Exploration plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger. The Registration Statement and the proxy statement/prospectus will contain important information about the Company, American Exploration, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the proxy statement/prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the proxy statement/prospectus when they become available, and other documents filed with the SEC by the Company and American Exploration, through the web site maintained by the SEC at www.sec.gov. The Company's security holders will also receive information at an appropriate time on how to obtain these documents free of charge from the Company. In any event, documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at: Mainland Resources, Inc.; Attention: Mr. William Thomas, CFO; 21 Waterway Avenue, Suite 300, The Woodlands, Texas 77380; Facsimile: (713) 583-1162.

Each of the Company and American Exploration, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the proxy statement/prospectus described above.